PIMCO CORPORATE & INCOME OPPORTUNITY FUND

(the “Fund”)

Supplement dated December 14, 2018 to the

Fund’s Prospectus and Statement of Additional Information dated November 30, 2018,

each as supplemented from time to time

(respectively, the “Prospectus” and the “SAI”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about February 12, 2019 (the “Effective Date”), following 60 days’ notice to shareholders, the Fund will amend its non-fundamental policy to, under normal market conditions, invest at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis (the “80% Policy”) to read as follows:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis.

As of the Effective Date, corresponding changes will be made to all descriptions of the Fund’s 80% Policy throughout the Prospectus and the SAI.

Please retain this Supplement for future reference.

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